ACQUISITIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS [Abstract]
ACQUISITIONS

3. ACQUISITIONS

The Company did not have any acquisition completed during the year ended December 31, 2010. In 2011 and 2012, the Company completed the following acquisitions.

(a) Acquisition completed in 2012 - Chengdu Chuanyue

In March and June 2012, Spreadtrum Shanghai acquired 73.0% equity interest in Chengdu Chuanyue, a fabless semiconductor company which specializes in the design of wireless connectivity chipsets, for a total consideration of $2.3 million in cash. The acquisition was completed on June 30, 2012, when the Company started to consolidate the financial statements of Chengdu Chuanyue. In July 2012, Spreadtrum Shanghai acquired an additional 16.2% equity interest in Chengdu Chuanyue from a non-controlling shareholder, for a cash consideration of $0.6 million. As a result, the Company held 89.2% equity interests in Chengdu Chuanyue as of December 31, 2012.

The allocation of the purchase price of $3.6 million to the assets acquired and liabilities assumed based on their fair values was as follows:

Total purchase price:
Cash consideration paid to acquire common shares	$2,292,526
Cash paid to Chengdu Chuanyue to settle its liabilities	1,295,010
$3,587,536
Cash and cash equivalents	$86,039
Other current assets	10,953
Property and equipments	53,647
Acquired intangible assets:
- In-progress research and development	1,869,305
- Software license and copyright	868,850
Goodwill	2,699,607
Current liabilities	(1,012,707)
Non-controlling interests at fair value	(988,158)
Total cash consideration	$3,587,536

Goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the research and development efforts of the Company and Chengdu Chuanyue and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.

The fair value of in-progress research and development was established by a form of the income approach known as the multi-period excessive earning method, taking into consideration the historical financial performance and estimates of future performance of Chengdu Chuanyue's business. The in-progress research and development acquired was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. The in-process research and development is mainly for the Company and Chengdu Chuanyue's products in connection with Wi-Fi chips, which was still under research and development as of December 31, 2012.

The fair value of the purchased software and technology was established by a form of the market approach. The amortization periods for software license and technology acquired are 5 years.

(b)	Acquisitions completed in 2011- MobilePeak

(i)	Acquisition and purchase price allocation

MobilePeak is a fabless semiconductor company that specializes in the design of highly integrated UMTS/HSPA+ modem chipsets. The acquisition of MobilePeak would enable the Company to broaden its portfolio of worldwide wireless handset technologies, to make inroads into the WCDMA data card, feature phone, smartphone and tablet markets and to develop the next generation multi-mode FDD-LTE/TD-LTE/WCDMA/TD-SCDMA technologies in the future.

In May and June 2011, the Company acquired in the aggregate all the outstanding preference shares of MobilePeak for cash consideration of $27.2 million. As a result, the Company obtained 48.5% equity interest, on an as-converted basis, in MobilePeak and accounted for the investment in MobilePeak under the equity method of accounting. In addition, in the second quarter 2011, the Company paid approximately $13.0 million to MobilePeak to settle its liabilities and to finance its operation, including $7.8 million bridge loans and $5.2 million loans. MobilePeak was a variable interest entity at that time. However, the Company was not considered the primary beneficiary of MobilePeak in the second quarter of 2011, given it was not able to control activities of MobilePeak that are significant to its operation. Accordingly, the Company did not consolidate MobilePeak as of June 30, 2011.

On September 30, 2011, the Company acquired an additional 37.4% equity interests (in the form of outstanding ordinary shares) in MobilePeak for total cash consideration of $3.5 million, as a result of which the Company obtained 85.9% equity interests, on an as-converted basis, in MobilePeak. The Company obtained control over MobilePeak in the third quarter of 2011 and accounted for the acquisition of additional shares on September 30, 2011 (the date of acquisition) as a business combination achieved in stages and started to consolidate the financial statements of MobilePeak and its subsidiaries from the date of acquisition.

In December 2011, the Company acquired an additional 1.0% equity interest (in the form of common shares) in MobilePeak from certain minority common shareholders, for cash consideration of $0.1 million. As a result, the Company held 86.9% equity interests, on an as-converted basis, in MobilePeak as of December 31, 2011.

In accordance with requirements from ACS 805 regarding business combination achieved in stages, the Company re-measured its preferred shares it previously obtained in May and June 2011 to their fair value as at the date of acquisition and recognized a gain of $1.5 million in "other income, net" in 2011. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Total purchase price:
Cash consideration paid to acquire preference shares	$27,237,151
Pick-up of equity loss	(1,062,504)
Gains from previously held preference shares upon acquisition	1,460,353
Fair value of 48.5% preferred shares held	$27,635,000
Cash consideration paid to acquire ordinary shares	3,521,996
Accelerated vesting of MobilePeak's employees stock options (charged to additional paid-in capital)	1,300,000
Cash paid to MobilePeak to settle its liabilities and to finance its operation	12,956,439
Purchase price	$45,413,435

Cash and cash equivalents	$1,104,430
Other current assets	1,451,290
Property and equipments	917,795
Acquired intangible assets:
- Patented and completed technologies	10,300,000
- In-process research and development	11,800,000
Goodwill	31,334,875
Current liabilities	(7,191,080)
Deferred tax liabilities	(1,611,875)
Non-controlling interests at fair value	(2,692,000)
$45,413,435

In 2011, the aggregate cash consideration the Company paid in connection with the acquisition of 86.9% equity interests in MobilePeak amounted to approximately $43.8 million, including $27.2 million to acquire preference shares, $13.0 million to settle MobilePeak's liability and finance its operation (as mentioned above), $3.5 million to acquire common shares of the major common shareholders and $0.1 million to acquire additional common shares from -minority common shareholders. Net of cash acquired of approximately $1.1 million, cash outflow in connection with the acquisition of MobilePeak amounted to $42.7 million.

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the research and development efforts of the Company and MobilePeak and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.

The fair value of intangible assets was measured primarily by the income approach taking into consideration the historical financial performance and estimates of future performance of MobilePeak's business. The amortization period for the intangible assets acquired is 9 years. In-progress research and development acquired was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. The in-process research and development is mainly for the Company and MobilePeak's products in connection with UMTS/HSPA+ mobile devices, which was under research and development as of December 31, 2011 and 2012.

The fair value of previously held preference share has been determined using the income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, taking into consideration other factors, as appropriate.

(ii)	Merger of non-controlling interests in 2012

As of October 2012, the Company held 87.35% of the equity interests in MobilePeak, while the remaining 12.65% of the equity interests were held by certain non-controlling shareholders. In November 2012, MobilePeak completed a merger and, as a result of the merger, MobilePeak became a 100% owned subsidiary of the Company. The merger was approved and carried out pursuant to the Cayman Companies Law, which stipulates that approval of the merger requires the affirmative vote of the holders of at least two thirds of the common shares attending a duly convened shareholders meeting of MobilePeak voting by poll. Upon the effectiveness of the merger, each of the common shares of MobilePeak then held by the non-controlling shareholders was cancelled and converted into the right to receive the merger consideration from MobilePeak, at the same price per share as the Company acquired certain common shares in December 2011.

Nine of the non-controlling former shareholders (the "Dissenters") disagreed with the merger consideration and exercised their dissention and appraisal rights under Section 238 of the Companies Law of the Cayman Islands ("Section 238") to have the court determine the fair value of the MobilePeak common shares that they previously held. In February 2013, the Dissenters filed a petition with the Grand Court of the Cayman Islands as part of the Section 238 statutory procedure. The Company believes the merger consideration is fair and reasonable. Should the Dissenters prevail, the Company would incur additional merger consideration payable to the Dissenters, which the Company did not consider would have a material adverse effect on the Company's consolidated financial statements.

(c) Acquisitions completed in 2011- Telegent

(i)	Acquisition and purchase price allocation

In August 2011, the Company acquired 100% equity interest in Telegent for total cash consideration of approximately $91.8 million. The acquisition was completed on August 2, 2011, when the Company started to consolidate the financial statements of Telegent and its subsidiaries.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Cash	$83,190,127
Accounts receivable	1,632,862
Other current assets	3,929,107
Property and equipment, net	298,550
Indemnification asset (ii)	5,567,241
Other assets	110,097
Acquired intangible assets:
- Patented and completed technologies	1,000,000
- Software license	1,506,158
Goodwill	2,873,420
Current liabilities	(2,744,806)
Long-term tax liability (ii)	(5,567,241)
Total	$91,795,515

Total goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purpose. Goodwill primarily represents the expected synergies from combining the research and development efforts of the Company and Telegent and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition.

The fair value of patented and completed technologies was established by a form of the income approach known as the relief-from-royalty method, taking into consideration the historical financial performance and estimates of future performance of Telegent's business. The amortization periods for both the patented and completed technologies and software license acquired are 5 years.

(ii)	Indemnification asset and long-term tax liability

According to the agreements entered into between the Company and Telegent's selling shareholders ("Telegent Selling Shareholders"), subject to certain mutually-agreed limitations, from and after the acquisition date, the Company, Telegent and each of their officers, directors, employees, agents, affiliates and associates (collectively, the "Acquirer Indemnitees") shall be indemnified and held harmless by Telegent Selling Shareholders, severally but not jointly and based on their respective pro rata portion, from and against any and all losses (whether or not involving a third party claim) incurred by the Acquirer Indemnitees as a result of, among other things, pre-closing taxes which include tax liabilities arising from uncertain tax positions of Telegent. As of December 31, 2011 and 2012, the Company recorded a long-term tax liability of $5.6 million relating to uncertain tax position of the Telegent business that existed at the acquisition date (Note 16(d)). As such uncertain tax position is indemnified by Telegent Selling Shareholders, the Company recognized the indemnification assets in the same amount of $5.6 million.

(d) Unaudited Pro forma information for 2011 acquisitions

The financial results of each of the businesses acquired in 2011 have been included in the consolidated statements of operations since the respective acquisition dates. The amount of revenues and net profit/loss of each of these businesses included in the consolidated statements of operations for 2011 were as follows. Based on an assessment of Chengdu Chuanyue's financial performance and the amounts involved in the acquisition, the acquisition of Chengdu Chuanyue is not considered material to the Company. Accordingly, the Company did not present pro forma financial information for the year ended December 31, 2012 with regard to a summary of the results of operations for the acquisition of Chengdu Chuanyue.

Year ended December 31, 2011

Revenue:
MobilePeak	$512,479
Telegent	1,475,808

Total	$1,988,287

Net profit (loss):
MobilePeak	$(3,072,851)
Telegent	26,012

Total	$(3,046,839)

The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2010 and 2011, as if the acquisitions in 2011 had occurred on January 1, 2010, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the beginning of the periods presented, and may not be indicative of future operating results.

	Year Ended December 31,
	2010	2011
	(Unaudited)	(Unaudited)

Revenue	392,868,093	681,789,612
Net income	1,352,827	107,326,539
Earnings per ordinary share:
Basic	$0.01	$0.73
Diluted	$0.009	$0.65

The unaudited pro forma net income for 2010 and 2011 includes $1.3 million and $1.3 million, respectively, for the amortization of identifiable intangible assets, as well as considering amortization of deferred tax liability using the actual effective income tax rate of the acquired business in 2011 and the impact of net loss attributable to non-controlling interests.